SUB-ITEM 77Q1(A)
           MATERIAL AMENDMENTS TO THE REGISTRANT'S CHARTER OR BY-LAWS

         The Registrant's By-Laws, as amended on February 20, 2004,, Exhibit 2(b) to the Registrant's Registration Statement on Form N-1a is incorporated by reference as filed via EDGAR on March 1, 2004, accession number 00001275125-04-000043.